Annual Meeting 05/05/2020 Peapack-Gladstone Bank Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2020 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy, including tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) effects related to a prolonged shutdown of the federal government that could impact SBA and other government lending programs; and 26) other unexpected material adverse changes in our operations or earnings.

Statement Regarding Forward-Looking Information Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for loan losses may have to be increased if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; 7) a material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend; 8) our wealth management revenues may decline with continuing market turmoil; 9) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 10) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

PGC Comparative Stock Price Performance 12/31/2014 – 12/31/2019 Five Year Comparative Stock Price Performance: 12/31/2014 – 12/31/2019 Note: Market data as of December 31, 2019 Source: S&P Global Market Intelligence

2019 Recap Peapack-Gladstone Bank

NPAs to Total Assets Total Loans (in billions) Capital (in millions) Total Deposits (in billions) Financial Performance Balance Sheet YOY +12% YOY +9%

Note: Gross loans include loans held for sale. MFL 27% CRE 17% C&I 40% Resi/Cons 16% Resi /Cons 54% C&I 10% CRE 22% MFL 14% Loan Mix As of December 31, 2019 Loan Mix As of December 31, 2012 Gross Loans: $1,153 million Gross Loans: $4,412 million Residential / Consumer Multifamily CRE Commercial & Industrial Resi /Cons 19% C&I 18% CRE 14% MFL 49% Loan Mix As of December 31, 2015 Gross Loans: $2,995 million Loan Portfolio Transformation

C&I Loans and Leases (Dollars in Millions) Includes Equipment Finance loans totaling $659MM at 12/31/2019. YOY +27%

Diversification within C&I Lending C&I comprises 40% of the total loan portfolio.

Diluted Earnings per Share Pre-Tax Income (in millions) Revenue (in millions) Financial Performance Income Statement YOY +7% YOY +6% Net Income (in millions) YOY +10% YOY +15% * * * Impacted by 2019 higher effective tax rate.

Peapack Private Wealth Management AUM / AUA (in billions) Fee Income (in millions) YOY +15% YOY +29%

COVID-19 Update Peapack-Gladstone Bank

Incident Response Team Enacted: Team comprised of Senior and Departmental Leaders across the Bank Meets daily to monitor recent developments and address new challenges Partnered with local health department to ensure best practices are in place Business Continuity Plan: Updated and tested annually Critical job functions identified and performed remotely Regulatory Updates Weekly updates to the Federal Reserve Bank and New Jersey Department of Banking and Insurance Vendor Risk Management Regular communications with critical vendors to ensure continuity of services provided Daily cybersecurity risk monitoring Fraud Risk Management Elevated fraud awareness Employee Preparedness Remote work force Travel restrictions Social distancing Work from home IT capabilities Relaxed sick policy Our COVID-19 Pandemic Initial Approach

Our Response to the COVID-19 Pandemic EMPLOYEES CLIENTS SHAREHOLDERS COMMUNITY Committed to no layoffs in 2020. Over 70% of employees working remotely. Leveraging technology (Zoom, Microsoft Teams, WebEx) to support employees working remotely. Weekly all employee communications. Conducting weekly virtual interactive cultural events. Up to $1,000 special payment for eligible employees. Specific actions taken to protect and support employees working in the office including intensified cleaning efforts and PPE supplies (masks, gloves, hand sanitizer). Revised our PTO policy to extend use of carry over days from 2019. Relaxed sick policy. Continue to pay employees directly impacted by the virus, instituted “Emergency Leave”. Reassigned ~150 employees to support the PPP project. Weekly recognition of High Five Heroes. Increased communication regarding risks emanating from the COVID-19 pandemic. Actively manage emerging credit risk associated with the COVID-19 pandemic. Conservatively manage capital and liquidity in response to current market conditions. Continue to maintain a well-diversified loan portfolio, by loan type and by industry concentration. Maintained our dividend. Strategically repriced our deposits to offset nearly all of the decline in interest income caused by the 150bps Fed decline in rates. Interest and fees from PPP loans will benefit future net interest income.   Pursue new client opportunities presented by the PPP. Continue to grow and expand our Wealth Management and Commercial Banking businesses. Remain cautious, disciplined, and focused in the continued execution of our Strategy. Outreach to 200+ local not-for-profit organizations to offer financial guidance. Provided a $10K donation to the Union County Economic Development Corporation to assist with its disaster assistance micro loan program for small businesses. Provided a $5K donation to the New Jersey Pandemic Fund. Provided financial donations to various local organizations including, food banks, homeless shelters, animal shelters, and housing organizations. Food and supply drives conducted on behalf of local animal shelters. Branches remain open. Access to All-Point Network of 55,000 ATMS nationwide. Retail client relief initiatives have been introduced including 1) 90-day or 180-day mortgage deferral period; 2) waiving all late fees for April/May/June; 3) not reporting payment deferrals or late payments to credit bureaus through June. Commercial client relief initiatives including 90-day or 180-day payment deferrals. Continue to prudently extend credit to commercial clients. Utilized Paycheck Protection Program “PPP” to assist both clients and community organizations with funding needs related to the pandemic.

Supporting Clients During a Global Pandemic Approved Deferrals by Loan Type (Deferrals as of 04/22/2020) 1 Total Loan Type Balances are Based on Call Report Code Data 2 Risk Based Capital Loan Type Total Loan Type Balance 1 (000's) Deferral Approvals (000's) % of Total Loans % of Loan Type % of RBC 2 Investment CRE $1,092,295 $,307,514 6.9841212161129401E-2 0.28000000000000003 0.53 Multifamily $1,203,487 $,158,807 3.6067539623147161E-2 0.13 0.27 Residential & Consumer Lending $,679,448 $78,129 1.7744311039292127E-2 0.11 0.13 Owner-Occupied CRE $,251,293 $41,271 9.3732859873110544E-3 0.16 7.0000000000000007E-2 C&I Loans & Leases $1,176,522 $21,118 <1% 0.02 0.04 Total $4,403,045 $,606,839 0.13782257505885132 0.14000000000000001 1.04 $4,403,045 $,606,839

SBA PPP Approved Loans *As of 04.28.2020 PPP-1 (thru 4.16.2020) Category # of apps $ loan amts Avg/loan Fees# Jobs units $ MMM Avg/unit PPP Loan Apps Rec'v 1,500 $500M $330K $13.7M N/A 1,500 500 est 0.33333333333333331 N/A 13.75 Bank Processed 1,040 $400M $385K $11.0M N/A 1,040 400 est 0.38461538461538464 N/A 11 PPP Approved 885 $345M $390K $8.7M 28500 885 345 actual 0.38983050847457629 28500 9.4875000000000007 8.6999999999999993 actual 2.5% Queue Balance for PPP-2 155 $55M $355K $1.5M N/A 155 55 est 0.35483870967741937 N/A 1.5125 Add'l PPP-1 Requests 460 $100M $217K $2.7M N/A 460 100 est 0.21739130434782608 N/A 2.75 Bal Ck 1500 500 0.33333333333333331 13.75 PPP-2 (thru 4.28.2020) 0 Category # of apps $ loan amts Avg/loan Fees*# Jobs 0 Queue Balance from PPP-1 155 $55M $355K $1.5M N/A 150 55 est 0.36666666666666664 N/A 1.5125 Add'l PPP-1 Requests 460 $100M $217K $2.7M N/A 460 100 est 0.21739130434782608 N/A 2.75 New PPP Loan Apps Rec'v 894 $140M $160K $4.0M N/A 894 145 est 0.1621923937360179 N/A 3.9874999999999998 Total PPP-2 1,509 $300M $200K $8.2M N/A 5 1,504 1,509 300 est 0.19880715705765409 N/A 8.25 PPP Approved 1,167 $226M $194K $6.5M N/A 1,167 226 actual 0.19365895458440446 N/A 6.2149999999999999 6.5 actual 2.9% Queue Balance for PPP-2 342 $74M $215K $2.0M N/A 342 74 est 0.21637426900584794 N/A 2.0350000000000001 2.0350000000000001 Bal Ck 1,509 300 0.19880715705765409 8.25 8.5350000000000001 * Fees are gross - subject to third party vendor costs 0 # Fees assume 2.75% of loan amounts expect for actuals Totals 2,394 645 17.234999999999999 15.2 Category # of Apps Loan Amts (in millions) Avg/Loan (in thousands) Fees (in millions) Estimated Jobs Saved TOTAL 2,052 $571 $278 $15.2 50000

Fortress Balance Sheet As of 03/31/2020 1 Substantially all of the Bank's loans and securities are pledged for back up liquidity purposes. 2 Net of $620m of term borrowing. 3 Excludes Securities, the majority of which are pledged against secured funding. Peapack-Gladstone Financial Corp. Fortress Balance Sheet as of March 31, 2020 (dollars in millions) COMPANY BANK WELL CAPITALIZED STANDARD (%) ($) (%) ($) (%) ($) REGULATORY CAPITAL Tier I & II capital to risk-weighted assets 0.1391 $595.79999999999995 0.1358 $581 0.1 $427.7 Tier I capital to risk-weighted assets 0.1071 458.6 0.12330000000000001 527.4 0.08 342.2 Common equity tier I capital ratio to risk-weighted assets 0.1071 458.6 0.12330000000000001 527.4 6.5000000000000002E-2 278 Tier I leverage 8.9300000000000004E-2 458.6 0.1028 527.4 0.05 256.60000000000002 LIQUIDITY Cash $774 Securities 455 Total Balance Sheet Liquidity 0.21 $1,229 Secured Funding Available 1 Federal Home Loan Bank 2 $1,128 Federal Reserve Discount Window 1,449 Total Secured Funding Available $2,577 Total Liquidity Available 3 $3,351 DEPOSIT PROFILE Total Deposits 1 $4,441 Insured by the FDIC 0.82997072731366817 3,685.9 Uninsured Deposits 0.17 755.09999999999991 Notes: 1 Substantially all of the Bank's loans and securities are pledged for back up liquidity purposes 2 Net of $620m of term borrowing

Emphasis on the health and safety of our employees and clients. Adapt the way in which we interact with clients and prospects to reflect the current environment. Actively manage emerging credit risk associated with the environment caused by the COVID-19 pandemic. Conservatively manage capital and liquidity in response to current market conditions. Pursue new client opportunities presented by the PPP. Accelerate digital enhancement initiatives to improve the client experience. Continue to grow and expand our Wealth Management and Commercial Banking businesses. Grow fee income to 35% - 45% of total bank revenue. Priorities

Q&A Peapack-Gladstone Bank